                                                                Exhibit 10.29



                       MASSACHUSETTS INSURANCE PROCESSING

                                SERVICE AGREEMENT

                                     BETWEEN

                                ISI SYSTEMS, INC.

                                       AND

                           COMMERCE INSURANCE COMPANY

                                                                             ISI

                                TABLE OF CONTENTS


                      SECTION                              PAGE NO.
                      -------                              -------
MASSACHUSETTS INSURANCE PROCESSING SERVICE AGREEMENT

1.   General                                                   1
2.   MIPS Fees                                                 1
3.   Compliance with Regulatory Regulations                    2
4.   Company Verification of Systems Changes                   2
5.   Proprietary Rights                                        3
6.   Termination                                               3
7.   Excuse of Performance                                     4
8.   Warranties by ISI                                         4
9.   Disputes and Limitation of Liability                      4
10.  General                                                   5

ATTACHMENT 1 - STATEMENT OF SERVICES

PART A - CONDITIONS OF SERVICE

1.   General                                                   7
2.   Basic Services                                            7
3.   Network Services                                          8
4.   Output Services                                           9

PART B - DESCRIPTION OF PROCESSING SERVICES


1.   Policy Administration                                    10
     1.1  Cycle Processing                                    10
     1.2  Regulatory Interfaces                               12
          - Merit Rating Board Processing                     12
          - Commonwealth Automobile Reinsurers Processing     13
          - Uninsured Motorist System                         13
     1.3  Decision Support Service                            14
2.   Elective Services                                        15

ATTACHMENT 2 - SCHEDULE OF CHARGES AND FEES                   17

ATTACHMENT 3 - SCHEDULED ENHANCEMENTS                         19

                                                                             ISI

                       MASSACHUSETTS INSURANCE PROCESSING

                                SERVICE AGREEMENT

COMPANY NAME:       Commerce Insurance Company

ADDRESS:            211 Main Street

CITY & STATE:       Webster, Massachusetts 01570

THIS AGREEMENT, including all attachments, exhibits or addenda, is made and entered into as of the date noted in Paragraph 1.2 below by and between ISI Systems, Inc. (hereinafter "ISI"), a Delaware corporation with a principal place of business at Two Tech Drive, Andover, MA 01810, and the Company identified above (hereinafter "Company"). In consideration of their mutual promises and obligations, ISI and Company agree as follows:

1.0      GENERAL

1.1 SERVICES: ISI will provide Company and automobile insurance subsidiaries with ISI's Massachusetts Insurance Processing Service ("MIPS") through its Massachusetts Automobile Systems ("Systems"), as described in Attachment 1, Statement of Services.

1.2 TERM: Regardless of when this Agreement is actually executed by the Parties, the term of this Agreement shall be from:

                 January 1,1992 to December 31,1997.

1.3 RENEWAL: At least sixty (60) days prior to renewal, the parties shall renew this Agreement by a mutually acceptable agreement reflecting charges and fee rates that shall be negotiated at that point in time and will not exceed the rates of other ISI customers with similar volumes and requirements.

2.0      MIPS FEES

2.1 FEES: Company agrees to pay ISI an annual license fee for processing each year this Agreement is in effect. This fee shall be billed out each year in twelve (12) equal monthly installments by the 10th of each month for the previous month's work. An additional policy processing fee will be billed each month. The fees and charges that are payable by Company for years 1992 through 1994 for provision of the MIPS under this Agreement are explained in Attachment 1 and set out in Attachment
         2. For processing years 1995 through 1997, Company agrees to an annual increase in all processing charges, except for the Fleet and Commercial policies, for the stated years based on the Federal Consumer Price Index ("CPI") published as of December 31st of the previous year, not to exceed 4% annually.

2.2 INVOICES AND PAYMENT: ISI will invoice Company monthly for all services rendered under this Agreement by the tenth of each month for the previous month's work. All amounts are due and payable within thirty
         (30) days of billing date. If Company fails to make payment when due hereunder, Company shall pay interest to ISI at the rate of one and one-half percent (1.5%) per month for any unpaid balance outstanding at the

                                                                             ISI

         end of each calendar month after payment is first due, including previously accrued interest charges, but excluding items under dispute under Paragraph 9.1 below. Company shall also pay ISI for any reasonable expenses, including attorney's fees, incurred by ISI in connection with the collection of any amounts due and payable.

3.0      COMPLIANCE WITH REGULATORY REQUIREMENTS

3.1 RESPONSIBILITY: ISI will use best efforts during the term of this Agreement to maintain its Systems in conformance with accepted standards, rules, laws and regulations as set forth by the Massachusetts Legislature, Massachusetts Division of Insurance, Commonwealth Automobile Reinsurers (CAR), and Automobile Insurers Bureau of Massachusetts (AIB).

3.2 REVISIONS TO SYSTEMS: For new and existing coverages, surcharges, discounts, etc., and for any revisions thereto, ISI will maintain its Systems in conformance with the mandatory requirements of applicable state regulatory authorities. ISI will also continue to enhance the overall system on a continuing basis to take advantage of new technology where appropriate. ISI will maintain and enhance the Systems to provide Company a competitive edge in the industry. ISI agrees to provide the enhancements described in Attachment 3 through their multiple release per year process and at no cost to Company for application implementation. Company shall have no ownership or other interest in such changes or enhancements. There will be no ongoing charges for the services described in Attachment 3 other than those services where the parties have agreed in Attachment 3 that there will be a charge. For each system enhancement on Attachment 3 that is not implemented by December 31st of the particular year, the monthly license fee will be reduced by $3000 per month as liquidated damages starting as of the January payment of the following year and continuing until the month that the enhancement is implemented. Said liquidated damages shall be Company's exclusive remedy and ISI's sole liability for delay in the delivery of the Attachment 3 enhancements. For each enhancement, ISI will provide reasonable advance notification to Company of any functions that Company must perform to implement the enhancement, as well as the schedule and deadline for such Company action. If Company subsequently is unable to complete the required function(s) by the deadline established, and ISI is ultimately late in delivering the enhancement because of Company's delay, the application of the penalty will be delayed by the same number of months that Company was late in performing their required functions for the particular enhancement.

3.3 CHANGES IN REGULATORY REQUIREMENTS: In the event that any of the Massachusetts regulatory authorities mandate and dramatically change the business mechanisms currently in place at the signing of this Agreement, ISI will have the option of charging Company a portion of the implementation fee associated with mandated changes. For example, a dramatic change in the business mechanism historically would be the implementation of the Facility. In like manner, future regulations such as an Assigned Risk Plan, Joint Underwriting Authority (JUA) and/or state fund would be considered dramatic changes in the business mechanisms. With respect to regulatory changes which do not dramatically change the business mechanism, ISI will adopt the regulations at no charge to Company. However, Safe Driver Insurance Program (SDIP), Uninsured Motorist System (UMS) and CAR would not be considered dramatic changes in the business mechanisms. ISI reserves the right to enhance its systems beyond the reasonable requirements of such regulations and to charge for such services as an option to Company or other customers.

                                                                             ISI

4.0      COMPANY VERIFICATION OF SYSTEMS CHANGES

         Subject to Company's notification of Company-specific requested changes and independent filings, ISI will notify Company of any scheduled changes to the Systems which affect the processing of Company's business under this Agreement. Company may elect to either receive a separate test file for such change or to utilize the first production run after the change as a test file. In either case, Company shall evaluate such file and promptly notify ISI in writing that the change to the Systems is in conformance with this Agreement or identify errors that may require correction by ISI. In the event that Company fails to give ISI notice of acceptance or identified errors within thirty (30) days of receipt of the file(s) to be tested, the change shall be deemed to be accepted by Company.

5.0      PROPRIETARY RIGHTS

5.1 PROTECTION OF ISI PROPRIETARY INFORMATION: Company recognizes that the Systems, programs, program tools, documentation, forms and services provided by ISI under this Agreement are the exclusive property of ISI and constitute Proprietary Information of ISI. Company agrees not to copy (directly or indirectly), allow to be copied, or to distribute any ISI Proprietary Information. Company further agrees that any Proprietary Information provided under this Agreement is for its own use and that Company will not reveal this information to any other third party without ISI's prior written approval.

5.2 PROTECTION OF COMPANY PROPRIETARY INFORMATION: ISI recognizes that the records which Company turns over to it constitute Proprietary Information and will return all such records to Company upon request or upon termination of this Agreement for whatever reason. ISI also agrees that the information contained in such records will not be divulged to any third party except for ISI's employees or consultants involved with the Systems under this Agreement. Upon termination of this Agreement, all information concerning Company's business, in whatever form, will be returned to Company or destroyed. ISI will use every effort to ensure that such third parties do not report or divulge such information to other parties. In the event that such disclosure is made, ISI will indemnify Company for reasonable damages demonstrated by Company to have directly resulted from such disclosure.

6.0      TERMINATION

6.1 PROCEDURE: Either party may terminate this Agreement for failure of the other party to comply with any material terms or conditions. The terminating party must notify the other party in writing of the conditions for potential default and allow the other party thirty (30) days to correct those conditions. Failure to correct such conditions will be cause for immediate cancellation of the Agreement and payment of all amounts due through the termination effective date. If Company terminates this Agreement for any reason other than ISI's failure to comply with any material terms or conditions, the amounts still due under the full term of the Agreement shall be payable within thirty
         (30) days of the termination effective date except as provided in Paragraph 6.2 below.

6.2 TERMINATION BY COMPANY: Company may terminate this Agreement after December 31, 1994, with no obligation except as provided in this Paragraph. During the period from January 1, 1995 through December 31, 1997, should Company elect to terminate the Agreement so as to process its business with any other external organization whose services are similar to those provided by ISI, except as provided for in Paragraph 6.4,

                                                                             ISI

         Company will continue to pay ISI only the annual license fee stated in Attachment 2 for the remainder of the full term of the Agreement, in monthly installments.

6.3 ISI INSOLVENCY: If ISI is no longer able to make its service available, it then grants to Company the option to immediately license its Massachusetts Automobile Systems for a fee of $250.000. The fee is payable to ISI at the time all programs, files and documentation are turned over to Company.

6.4 ROLL-OFF SERVICES: Company may not terminate this Agreement prior to December 31, 1994, except under Paragraph 6.1 above. If Company requires any roll-off scheme over an extended period greater than six
         (6) months, Company must notify ISI in writing at least twelve (12) months prior to the roll-off term. In the first month the roll-off will physically commence and, if in any subsequent month Company remains on the ISI Systems, the annual minimum will be waived and a monthly minimum will be established based on one-twelfth of the current annual license fee. This new monthly minimum will be charged in addition to any other charges Company may incur for as long as Company desires to remain on the System.

6.5 FLEET AND COMMERCIAL AUTOMOBILE CONTINUATION: Should Company terminate Private Passenger Automobile services prior to December 31, 1997 and opt to continue Fleet and Commercial services, ISI will continue to process Company's Fleet and Commercial business. However, the fees for this reduced service will revert to those listed on Attachment 2 as of the date of termination. In such event, the annual license fee under Paragraph 2.1 shall no longer apply.

7.0      EXCUSE OF PERFORMANCE

         ISI shall not be liable for delays in performance hereunder which arise from causes beyond its control including, but not limited to: fire, flood, or unusually severe weather; freight embargoes; power or communication line outages; delays of independent delivery service; or, any failure of Company to furnish ISI with information or forms needed by ISI to complete its processing obligations under this Agreement provided ISI makes specific written requests for such information from Company, and a response is not forthcoming within five (5) business days. ISI will make every reasonable effort to mitigate the damage, return to full performance, and take the timely actions necessary to improve the chance of success of a CAR appeal if needed.

8.0      WARRANTIES BY ISI

8.1 WARRANTIES OF SERVICES: Subject to the provisions of this section, ISI warrants that the services and support provided under this Agreement shall be as described in this Agreement and its attachments. However, ISI makes no warranty that the MIPS or the Systems will be either uninterrupted or error-free. Company shall share responsibility for verifying the accuracy and completeness of all output and all forms used by ISI for Company. OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, ISI MAKES NO REPRESENTATIONS, WARRANTIES OR GUARANTEES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

8.2 WARRANTIES OF NON-INFRINGEMENT: ISI represents and warrants that it has the full power and authority to grant the rights granted under this Agreement without the consent of any other party. ISI further represents and warrants that its Systems do not infringe any valid United States patent, copyright, or trade secret.

                                                                             ISI

9.0      DISPUTES AND LIMITATION OF LIABILITY

9.1 DISPUTES: In the event that any dispute arises under this Agreement, the parties will make every effort to resolve the dispute by mutual agreement. If the dispute cannot be resolved in such manner, the parties agree to submit such dispute to binding arbitration by a single arbitrator in accordance with the then-current rules of the American Arbitration Association. Judgment upon the award rendered may be entered and enforced in any Massachusetts court of competent jurisdiction. However, ISI agrees to continue to perform its obligations under this Agreement during the pendency of such dispute or arbitration so long as Company continues to pay the license fee, policy processing fees and other fees and charges due and payable by Company hereunder.

9.2 LIMITATION OF LIABILITY: In no event shall either party be liable to the other under any claim, demand or action arising out of or relating to their performance under this Agreement for any special, indirect, incidental, exemplary, or consequential damages (including, but not limited to, loss of anticipated profits, loss of use, or loss from business disruption), regardless of whether or not either party, their employees or agents have been advised of the possibility or likelihood of such damages. Except in the event of a finding of gross negligence, ISI's total liability for direct damages each year arising out of or in connection with this Agreement shall in no event exceed one month's average processing fee for the calendar year in which the event causing the damages occurred. As used herein, the "processing fee" shall mean the license fee plus the fees for policy processing, forms, Decision Support System and telecommunications. The parties agree that Company may incur costs, losses or expenses in the event that ISI's Systems directly cause improper policy cessions or fail to properly cede policies to CAR as required by this Agreement. Therefore, it is agreed that direct damages incurred by Company shall specifically include losses and expenses not covered by CAR due to cession problems or Company's increased CAR deficit shares.

10.0     GENERAL

10.1 ASSIGNMENT: The provisions of this Agreement shall be binding on the parties and on their successors and assigns. This Agreement shall not be assigned by either party without the prior written consent of the other, which consent shall not be unreasonably withheld, except that the Agreement may be assigned by Company to a subsidiary corporation or a corporation controlled by the present shareholders of Company.

10.2 TAXES: In addition to the fees and charges set out in this Agreement and Attachment 2, Company agrees to pay any taxes arising from the provision of services under this Agreement or any other activities hereunder including sales, use, privilege, excise, or other taxes or assessments, except for taxes based on ISI's net income.

10.3 DEFENSE OF ACTIONS: In the event that any statutory or regulatory authority seeks refunds, damages or other compensation from Company that is claimed to be attributable to the services provided under this Agreement, ISI shall, at its own expense, have the right to participate in any discussions, hearings, or other proceedings regarding such action. Company agrees to cooperate with ISI in this regard to include notification of the pendency of any such action. However, the final decision regarding the appeal of such refunds, damages or compensation, as well as the strategy and appellants, will remain Company's exclusive right.

10.4 ENTIRE AGREEMENT: This Agreement (including all of its attachments and any addenda hereto) shall constitute the entire agreement between ISI and Company relating to the

                                                                             ISI

         subject matter hereof and shall supersede all prior negotiations, agreements and understandings between the parties relating to the subject matter of the Agreement.

10.5 MODIFICATION: No modifications or additions to this Agreement shall be binding on either party unless made in writing and signed by the party against whom enforcement is sought.

10.6 WAIVER: No waiver of any provision of this Agreement shall be effective unless made in writing. No waiver by either party of any breach of any provision of this Agreement shall be construed as a waiver of any subsequent breach or as a continuing waiver of such breach of this Agreement. Failure to enforce any contract term shall not be deemed a waiver of future enforcement of that or any other term.

10.7 NOTICE: All notices permitted or required under this Agreement shall be directed to the address set forth on the first page hereof or to such address as either party may from time to time specify by written notice to the other. All notices shall be transmitted in one or more of the following ways:

         a.       In writing, delivered in person: effective upon delivery; or,

         b. Mailed by first class registered or certified mail, return receipt requested, postage prepaid: effective 10 days after mailing; or,

         c. Sent by telex, or other telecommunications medium providing a verifiable transcript: effective upon receipt.

10.8 SEVERABILITY: The provisions of this Agreement shall be severable. If any provision of this Agreement is held invalid or unenforceable, then
         (a) such provision shall be interpreted as though it provided for the maximum permissible obligation or right, (b) application of such provision in any other circumstances shall not be affected thereby, and
         (c) the application of the remaining provisions hereof shall not be affected by such application.

10.9 SUBSTANTIAL DEFAULT AND/OR DISCONTINUATION OF SERVICES: If ISI substantially defaults on its contractual obligations, or if ISI decides to no longer make the service available, ISI then grants to Company the option to immediately license the Massachusetts Automobile System for a fee of $250,000. The fee is payable to ISI at the time all programs, files and documentation are turned over to Company.

10.10 HEADINGS AND TITLES: The designations of titles or headings for paragraphs in this Agreement are for convenience only and shall not limit or construe the contents of the Agreement in any way.

10.11 GOVERNING LAW: The terms and conditions of this Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

                                                                             ISI

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first written above.

ISI SYSTEMS, INC.                         COMMERCE INSURANCE
                                          COMPANY

-s- Edward J. Mezzanotte                  -s- Gerald Fels
---------------------------------------   ------------------------------------
Signature                                 Signature

Edward J. Mezzanotte
---------------------------------------   ------------------------------------
Name                                      Name

Executive V. P. & General Manager
---------------------------------------   ------------------------------------
Title                                     Title

12/17/91                                  12/13/91
--------------------------------------    ------------------------------------
Date                                      Date              [12/13/91-im-j#53]

                                                                             ISI

                                  ATTACHMENT 1

                                       TO

                             MASSACHUSETTS INSURANCE

                          PROCESSING SERVICE AGREEMENT

                              STATEMENT OF SERVICES

                         PART A - CONDITIONS OF SERVICE

1.0      GENERAL

1.1 SERVICES - This attachment to the Massachusetts Insurance Processing Service (MIPS) Agreement ("Agreement") describes the services and conditions of service to be provided by ISI. MIPS includes:

         1.1.1  Policy Administration

                a. Cycle Processing

                b. Regulatory Interfaces and Processing

                   (1) Merit Rating Board

                      - Notice to Reinquire

                      - Notice of Surcharge

                   (2) Commonwealth Automobile Reinsurers

                      - Cession Reporting

                      - Premium Reporting

                      - Claims Loss Reporting

                   (3) Registry of Motor Vehicle and Uninsured Motorist System

                c. Decision Support System

         1.1.2  Elective Services

1.2 CHOICES OF SERVICES - Company's choices of services are noted by its initials in Attachment 2 of this Agreement.

1.3 COMPANY LOCATIONS - ISI will provide MIPS for the following Company locations:

                      211 Main Street
                      Webster, MA 01570

                      Gore Road
                      Webster, MA 01570

2.0      BASIC SERVICES

2.1 ON-LINE ACCESS - ISI's on-line system will be available during ISI's standard hours, 7:00 a.m. to 7:00 p.m. E.S.T., with Saturday availability from 8:00 a.m. to 5:00 p.m.

                                                                             ISI

         E.S.T. except when ISI requires System testing of major releases or large production runs. Availability beyond these times will be extended at ISI's option.

2.2 DELIVERY OF OUTPUT - ISI shall deliver output and magnetic tapes between ISI's computer facility and Company's location(s). Subject to Paragraph 7.0 of the Agreement, ISI agrees to deliver all reports and insurance documents within one (1) business day, excluding holidays and weekends, following the Company's processing cycle. Electronic transmissions will be forwarded to Company immediately following successful completion of quality control and balancing of Company's processing cycle at ISI. Changes or enhancements whether initiated by Company or ISI, will occasionally impact this delivery schedule. Quality control and balancing steps will commence immediately following the production cycle.

2.3 CUSTOMER SUPPORT - ISI shall provide telephone support to Company regarding the operations of the Systems during business hours (9:00 a.m. to 5:00 p.m. E.S.T.) except weekends and holidays.

2.4 PROGRAM MAINTENANCE - ISI shall maintain all MIPS computer programs in accordance with Paragraph 3.0 (Compliance with Regulatory Requirements) of the Agreement.

2.5 DATA RETENTION - ISI shall retain the most recent six (6) months of data on electronic media to enable recovery from any errors in services under this Agreement. Data retention for additional periods of time is available at ISI's current rates.

2.6 DISASTER RECOVERY - In the event of a localized disaster such as earthquake, hurricane, snowstorm, or fire at the Systems site, the services to be performed by the Systems shall be performed at an alternate site on equipment which will be able to provide Company's minimum processing requirements. Equipment at the alternate site shall be operated by ISI employees or by trained professionals who are competent to operate such equipment and perform such services. ISI assures Company that a disaster recovery plan is in place and that such plan is available to Company.

2.7 AUDIT - ISI will allow Company's Internal Audit Department to perform an annual ISI controls review which will provide Company with assurance that the processing environment at ISI is adequately controlled.

3.0      NETWORK SERVICES

3.1 SERVICES - ISI will provide network services to Company. ISI will also supply network planning and engineering services to configure the appropriate equipment to support the Company's processing volume. ISI will operate the network and will service all network changes and problem reports. ISI will also be responsible for the installation and ongoing management of all telephone lines and modems required to support Company's communications hardware.

3.2 ACCESS - Company will have access to the ISI Network. Network access permits Company to attach telecommunications equipment or computers from one or more locations as detailed in Part A of this Attachment. Company shall pay ISI a

                                                                             ISI

         monthly charge for access to the ISI Network as reflected in Attachment
         2. ISI will operate the network and will support all change requests and problem reports. Remote Job Entry (RJE) will be implemented at no charge.

3.3 TELECOMMUNICATIONS EQUIPMENT CHARGES - Based on Company's present volumes, ISI agrees to install a terminal for each 12,500 policies on the ISI Masterfile. ISI shall be responsible for all costs associated with the terminal, such as installation costs, modem, terminal multiplexor and line costs, as well as related terminal costs. If additional terminals are desired, Company may use its own terminals. Terminals desired in Agency locations shall be separately negotiated with all User Companies sharing on a pro-rata basis. Network access to the ISI's Systems is charged on a monthly basis for generic access and utilization of the communications network. The current network access fee will support as many as 120 concurrently utilized terminals. If Company requires more than 120 terminals, the network access fee would increase per Attachment 2. Company's phone lines and modems are provided at no charge to Company. If Company requests additional phone lines or equipment, Company will be charged at ISI's then current rates.

3.4 TELECOMMUNICATIONS RELOCATIONS - Company shall pay ISI at its then-current rates for the relocation of any telecommunications equipment.

4.0      OUTPUT SERVICES

4.1 SERVICES - At Company's option, ISI will provide the following output services.

         a. Insurance Forms: ISI will provide laser printer insurance documents to include renewal applications, statement of fact, four-part declaration page, and SDIP letters, and will also provide all services associated with production and management including all operators' costs associated with machine processing and readying of work for processing, and all reasonable sorting, bursting and decollating of output forms. Unless otherwise provided herein, ISI will purchase those forms necessary for utilization hereunder for Company's account. In no event will ISI be liable for any errors or omissions contained in any Company-furnished or Company-prescribed forms. Company shall be solely responsible for verifying the accuracy and completeness of all forms provided to ISI for Company's use by Company.

                  Policy assembly and attaching endorsement printing, etc. will not be included; and may be offered as an optional service for a fee.

         b. Production Reports: ISI will produce control and balancing reports in conjunction with the Company's processing cycle. All reports will be produced in ISI standard laser output format.

         c. Microfiche Output: ISI will provide microfiche for impact printed output as described in Part B below. ISI will produce, quality control and ship microfiche output per Company's specifications.

4.2      FEES - Costs of forms are as specified in Attachment 2.

                                                                             ISI

                   PART B - DESCRIPTION OF PROCESSING SERVICES

MIPS provides the following services for private passenger and commercial/fleet lines of business:

1.0      POLICY ADMINISTRATION

1.1 CYCLE PROCESSING SERVICES - ISI will provide data collection services via the Massachusetts Automobile Recording and Storage (MARS) System for all policy related information. ISI will process all policy administration transactions against entered policies for private passenger and commercial automobile, as selected in Attachment 2. This includes the following services:

         a. Data entry and editing for all transactions including: new business, endorsements, renewals, cancellations and policy maintenance functions.

         b.       Rating of policies and endorsements.

         c.       Issuance of automatically rated policies.

         d.       Processing of cancellations, reinstatements and rewrites.

         e. Processing of premium reporting and policy cessions for automatically rated policies.

         f. Production of such insurance forms as Coverage Selection Pages and Safe Driver Insurance Plan (SDIP) Letters.

         g.       Production of control reports:

                  -        Policy Register

                  -        Error Logs

                  -        Masterfile Control Reports

         h.       Production of microfiche reports:

                  -        Control Reports

                  -        Safe Driver Insurance Plan Statements

1.1.1 CYCLE PROCESSING OPTION - At Company's option, Company may select a cycle processing frequency of one to five times weekly. The processing cycle will apply transactions, update file and databases, produce Company interface files, and create output reports and insurance documents.

1.1.2 MARS DATA ENTRY SYSTEM - ISI will provide on-line data entry services. In addition, ISI will provide generic edits for all data fields. Company specific edits are available from ISI as special programming requests. Company will receive the enhancements utilizing the Mercury Database with no additional charge for use of said database. However, utilization of the Mercury Database for inquiry purposes in the traditional agency or customer service role is not authorized.

                                                                             ISI

1.1.3 RATE STRUCTURES - The fees and charges in this Agreement reflect ISI's support of the currently selected Massachusetts mandated rate structure as approved by the Massachusetts Division of Insurance and any Company specific deviations from those set rates.

1.1.4 INDEPENDENT RATE FILINGS - Independent rate filings such as those necessitated by competitive rating requiring significant changes such as, but not limited to, rating methodologies, structure of territories, or modifications of class descriptions shall be included as a part of this pricing structure.

1.1.5    PRIVATE PASSENGER FEES

         a. Company will pay ISI a policy processing fee for processing Private Passenger automobile polices. This annual fee will be billed out in twelve (12) equal monthly installments. On a monthly basis, the in-term policy count for Company listed on the ISI Underwriting Policy Controls, Policy Distribution Report will be multiplied by the annual policy processing fee divided by twelve. As used here, an in-term policy is an insurance policy residing on the ISI Master Policy File as measured from the effective date of each policy.

         b. Renewal policy records may be processed on the System for up to sixty (60) days prior to scheduled renewal at no charge. However, renewal policy records stored for periods greater than sixty (60) days prior to scheduled renewal shall be charged at the policy processing fee. Expired policies will be retained thirty (30) days beyond the policy expiration date. Expired policies retained for more than 30 days beyond the expiration date will be billed at the policy processing fee.

         c. Should Massachusetts regulations require Company to add or keep policies beyond the above stated days, then ISI will provide this additional service at no charge to Company. However, if Company, at its option, requires policies to be kept beyond the above stated days, then Company will be charged at the policy processing fee.

         d.       All fees are specified in Attachment 2.

1.1.6    COMMERCIAL AUTOMOBILE PROCESSING FEES

         a. Company will pay ISI a service fee for processing Commercial and Fleet automobile policies based on the Commercial and Fleet premium volume as shown on the ISI Masterfile Control Report. As used here, "Commercial and Fleet Automobile Policies" shall mean all vehicles written on a fleet policy and/or carrying a Commercial Class code as defined by the Department of Insurance or a Private Passenger Type Vehicle that is allowed on a Commercial Policy. "Fleet Policies" shall be defined as five (5) vehicles or more of any classification or type on a policy.

         b.       All fees are specified in Attachment 2.

1.1.7    MICROFICHE

         a. On a cycle basis, ISI will provide microfiche reports containing policy register for policies with activity during that cycle.

         b.       Three (3) copies are included in the policy processing fee.

                                                                             ISI

1.1.8    STATISTICAL INTERFACE FILES

         ISI will provide an interface file(s) between ISI's MIPS Systems and Company's internal processing systems allowing Company's computer systems to incorporate and verify Massachusetts automobile data without manual data entry. ISI will provide the following functions at no charge:

         - Update interface files to reflect regulatory changes using mutually-agreeable Company specifications,

         - Provide test packages of state changes in statistical reporting requirements,

         -        Identify premium/non-premium transactions,

         -        Issue control and balancing reports, and

         -        Produce interface files during Company's processing cycle.

         Any customization of the files beyond regulatory requirements shall be at ISI's time and materials rate as defined in Attachment 2.

1.2      REGULATORY INTERFACES

1.2.1    MERIT RATING BOARD (MRB) PROCESSING

         a. SERVICES - ISI will provide data processing services in support of all current and future MRB activities in the following areas:

                  -        Safe Driver Insurance Program (SDIP)

                  -        Notice of Surcharge

                  -        Notice to Reinquire

                  (1) Safe Driver Insurance Plan (SDIP) - ISI processing services will support all current and future SDIP requirements mandated by the MRB. ISI will:

                           - Produce inquiries on magnetic tape for new business, renewals, reinstatements, and the addition of a new driver or property damage coverage.

                           -        Convert SDIP points to premium.

                           -        Apply SDIP points/credits to vehicles.

                           -        Generate all SDIP forms, including
                                    "Statement of Unsafe Driver" and "Driver
                                    Questionnaires".

                           - Produce management reports summarizing inquiries generated, points applied, and policy-to-date credit/point premiums at each underwriting cycle.

                           - Produce registers and error reports for each transaction sent to and received from the MRB.

                           - Produce informational inquiries on magnetic tape for converted not yet renewed policies.

                           - ISI will produce microfiche copies of SDIP letters and Error letters.

                                                                             ISI

                  (2) Notice to Reinquire System - At Company's option, ISI will support all MRB requirements for Notice to Require activities. The System will:

                           - Process Notices to Reinquire from the MRB on magnetic tape.

                           -        Generate all MRB reinquiries.

                           -        Apply resulting points and premium
                                    adjustments to policies.

         b. RESPONSIBILITIES - The Merit Rating Board is responsible for all data produced by the MRB. Company is responsible for the integrity of all data that is keyed into the System that causes inquiry activity. ISI is responsible for the correct use and application of that data within the MIPS Systems.

         c. FEES - Fee is included in Policy Processing Fee as specified in Attachment 2.

1.2.2    COMMONWEALTH AUTOMOBILE REINSURERS (C.A.R.) PROCESSING SERVICES

         a. C.A.R. Services - ISI will provide processing services to support current Commonwealth Automobile Reinsurers (C.A.R.) cessions requirements. ISI will:

                  - Submit monthly file for renewal business transactions to CAR and Company.

                  - Submit daily file for new business transactions to CAR and Company.

                  - Produce and ship Transaction Code 4 and 5 for subsequent processing by C.A.R.

                  - Produce control reports and monthly transmittal memorandum

         b.       Fees - All fees are specified in Attachment 2.

         c. Development of Cession Monitoring Reporting System - ISI will assist Company with the development of a comprehensive cession monitoring reporting system. This system will ensure all cession transactions are reported to CAR consistent with the corresponding premium transaction, regardless of origin. Prior to June 1, 1992, Company and ISI will work together to define one or more approaches to a Cession Monitoring Reporting System and ISI will provide Company with an estimate for the development and processing fee for each approach. The development fee will be appropriate only if Company will receive customized enhancements beyond those offered to all other ISI customers. Company will notify ISI no later than August 1, 1992 whether or not it will utilize one of the defined systems.

1.2.3    UNINSURED MOTORIST SYSTEM (UMS)

         a. Services - ISI will provide services to Company as required for Company's compliance with the applicable Massachusetts regulations for the processing of Uninsured Motorists/Private Passenger policies in coordination with the Registry of Motor Vehicles.

                  (l) The UMS Integration Service will automatically pre-fill data entry screens and provide on-line error correction. At Company's option, uninsured motorist required transactions will be submitted in one of two ways:

                                                                             ISI

                           - New business, cancellations, reinstatements, clear unpaid premium transactions, policyholder change transactions, and add and deleted vehicle transactions will be submitted via on-line submission, or

                           - New business, cancellations, renewals, UMS required endorsements, reinstatements and clear unpaid premium amounts will be submitted via a daily batch tape to the Registry of Motor Vehicles.

                  (2) The UMS Inquiry Service will provide an on-line inquiry link to the Registry's database through ISI's existing MIPS data entry terminals to enable verification of vehicle identification number (VIN), license number, registration, policyholder data, insurance history, SDIP information and unpaid premiums.

                  (3) At Company's option, ISI will produce UMS error reports on microfiche.

         b. Fees - Fee is included in the Policy Processing Fee as specified in Attachment 2.

1.3      DECISION SUPPORT SERVICE

1.3.1 SERVICES - ISI will provide Company with a customized Decision Support Service (DSS) to assist Company in automating its underwriting decisions for Private Passenger processing as follows:

         a. DSS will review each policy on the masterfile and assign point values on the basis of territory, class, surcharge, driver vehicle and other relevant factors based on Company's proprietary and confidential algorithms. DSS will produce reports which will list policy information, the computed point values for those policies, and information as to what factors, if any, were missing during the analysis run and the defaults assumed in the case of missing information. Based upon this information, Company will determine the policies upon which actions should be taken.

         b. At Company's option, ISI will replace Company's proprietary and confidential algorithms with ISI's generic Analyzer algorithms. In addition, ISI will make available to Company at its request the industry-pointing information and tables developed by ISI.

         c. ISI will maintain and update the Company's proprietary algorithms as stated in this paragraph. Company will provide its proprietary algorithms to ISI in writing, marked "Proprietary and Confidential", to a designated ISI employee as advised by ISI. Such algorithms will be maintained in strict confidence in accordance with Paragraph 5.2 of the Agreement. In addition, ISI shall allow access to such Company proprietary algorithms only to its employees who require such information to perform ISI's obligations under this Agreement. ISI agrees to not disclose Company's algorithms to any third parties, or to use said algorithms, or similar algorithms developed by ISI based upon Company's proprietary algorithms, in its generic Analyzer product.

         d. At Company's option, DSS will provide software services to automatically move individual policies either in or out of C.A.R at new business or renewal. At new business and prior to policy renewal, Company may generate an override transaction on an individual policy preventing automatic movement.

         e. DSS will be run daily, weekly and monthly depending upon Company selected options.

                                                                             ISI

         f. DSS reviews and reports the entire Company in-force masterfile each month in addition to the prior month's new business and client converted not yet renewed policies.

         g. At Company's option, ISI will produce microfiche copies of the reports.

         h. From time to time, the information and output formats may change to reflect changes in Massachusetts regulatory decisions.

1.3.2 ANALYSIS AND TESTING - Each year from August 1st to July 31st, Company will receive a total of twenty (20) days of programming analysis and testing at no charge. However, ISI reserves the right to advise Company that a specific request may incur more than twenty days' effort. In such an instance, ISI will deliver an estimate of charges for the entire project crediting the twenty days, and wait for Company's approval. Failure to utilize said services shall neither entitle Company to a credit nor entitle it to carry said services forward. ISI agrees to rewrite Company's DSS logic with PROVE software, when requested by Company and at no cost to Company. ISI assures Company that the above mentioned twenty (20) days of free programming will not be used for a rewrite of DSS using PROVE. ISI will inform Company in advance if a particular request will result in the particular year's free programming time being exceeded. Approval by Company will be secured before the request is started by ISI.

1.3.3 FEES - Company agrees to pay ISI a per policy DSS fee. All fees are specified in Attachment 2.

2.0      ELECTIVE SERVICES

2.1 SUPPLEMENTAL SERVICES - Company shall be entitled to receive copies of any revisions to the System documentation produced by ISI. Additional copies of operational manuals and documentation may be obtained from ISI upon Company's written request at ISI's standard charge.

2.2 SUPPLEMENTAL TRAINING - Supplemental training and education for the MIPS system including data entry, Systems functional capabilities, and systems output review will be available upon Company request at ISI's training fees as defined in Attachment 2.

2.3 CUSTOMIZED PROGRAMMING - Customized programming for the MIPS system will be available upon Company's request at ISI's rates as defined in Attachment 2. Each calendar year, Company will receive a total of forty
         (40) days of programming, analysis and testing for special requests submitted by Company. ISI will inform Company in advance if a task requires more than 40 days, or if the performance of a particular request will result in the Company exceeding the 40 free days of programming time. The following procedures will apply:

         a. From time to time, Company may ask ISI to review requirements for customized work. In all cases, ISI will provide Company with estimates of charges to accomplish said work. Company shall have no ownership or other interest in such customized work. Company, however, shall not be charged for any additional development costs associated with the development of generic tools to facilitate similar development for other ISI customers. If ISI makes an enhancement which Company paid for in customization available to its other client companies, ISI shall proportionately reimburse Company for the charges paid for such enhancements to the extent that the

                                                                             ISI

                  effort required by ISI to develop and implement the enhancements for its other clients is reduced by the prior efforts associated with ISI's customized development of the enhancements for Company

         b. In certain cases, Company may request customized work which Company categorizes as "proprietary status". Proprietary status items are defined as those items which Company believes may provide them a competitive edge in the industry. ISI will acknowledge receipt of a proprietary status item and determine if the item existed at that time as a planned enhancement, or has already been provided to another customer. If the item does not meet either criteria and Company approves the costs to complete, ISI will not provide the same proprietary status item to its other customers for a period of twenty-four (24) months from the date of availability of that item or discuss the proprietary status item with its other customers until the 24 month waiting period has expired. If ISI makes an enhancement, which Company paid for in customization, available to its other client companies after the 24 month waiting period has expired, ISI shall proportionately reimburse Company for the charges paid for such enhancement to the extent that the effort required by ISI to develop and implement the enhancements for its other clients is reduced by the prior efforts associated with ISI's customized development of the enhancements for Company

         c. If during the 24 month period, a third party approaches ISI to conduct similar work, ISI will advise Company of such request. In addition, ISI will ask third party to provide complete written specifications and in so performing work, will not utilize any of the Company programs or Company proprietary information.

         d. Should a completed proprietary status item become a required regulation either in part or in its entirety, within the 24 month period, Company will waive proprietary status.

         e. During the 24 month period, ISI may request Company's permission to consider allowing ISI to market the custom work to other customers for a fee. ISI would propose to Company a royalty plan as compensation.

                                                                             ISI

                                  ATTACHMENT 2
                                       TO
                                RENEWAL ADDENDUM
                                     BETWEEN
                                ISI SYSTEMS, INC.
                                       AND
                           COMMERCE INSURANCE COMPANY

                                CHARGES AND FEES

                                                1/1/92 to 12/31/97**

UNDERWRITING - [Agreement, 2.1]

Annual License Fee                              $   900,000.00

TELECOMMUNICATIONS - [Part A, 3.0]

Network Access Charge,
1-120 Terminals, per month                      $     3,600.00
121-240 Terminals, per month                    $     3,600.00
Telephone Lines, requested by Company                 AT THEN CURRENT RATES
Other Equipment, requested by Company                 AT THEN CURRENT RATES

FORMS*-[Part A, 4.0]

Forms Fee, per policy                           $          .48

POLICY PROCESSING - [Part B]

Annual Fee, per policy, - [1.1.5]
   to include:                                  $         1.20

Five Times Weekly Processing - [1.1.1]
Rating and Issuance - [1.1.3]
Renewal Records - [1.1.5b]
MRB Processing - [1.2.1]
   SDIP Processing - [1.2.1, a,1]
C.A.R. Processing - [1.2.2]
UMS Processing - [1.2.3]
Microfiche - [1.1.7]
Statistical Interface Files, - [1.1.8]
   Provisional Tapes
   SNC Lienholder Processing

Commercial Automobile, - [1.1.6]
   Annual Fee, per percentage
   of written premium                                      .95%

DSS* - [Part B, 1.3]

DSS, per policy fee                             $          .72
   Informational Inquiry included

TRAINING- [Part B, 2.2]

Training rate, per day***                       $       550.00
Training rate, per partial day                  $       300.00

TIME AND MATERIAL RATE - [Part B, 2.3]

Labor rate, per hour                            $       70.00
Materials, as required                                AT THEN CURRENT RATES

*        DSS and Forms services may not be discontinued prior to December
         31,1994.

**       Charges and Fees for Calendar Years 1995 through 1997 are subject to
         Section 2.1 of the Agreement and CPI increases, with the exception of Commercial Automobile Annual Fee.

***      A day is defined as a period of time greater than four (4) hours.

                                                                             ISI

                                  ATTACHMENT 2
                                       TO
                                RENEWAL ADDENDUM
                                     BETWEEN
                                ISI SYSTEMS, INC.
                                       AND
                           COMMERCE INSURANCE COMPANY

                                CHARGES AND FEES

CONTINGENT FLEET AND COMMERCIAL AUTO FEES - [Agreement, 6.5]

Commercial Automobile, - [Part B, 1.1.6]
   up to $500,000 in Premium Volume                    2.0%
   from $500,001 to $1,000,000                         1.5%
   over $1,000,000                                     1.0%

                                                                             ISI

                                  ATTACHMENT 3
                                       TO
                                RENEWAL ADDENDUM
                                     BETWEEN
                                ISI SYSTEMS, INC.
                                       AND
                           COMMERCE INSURANCE COMPANY

                             SCHEDULED ENHANCEMENTS

                               91.2 November, 1991

1.       Prefill (key over changes)

2.       NB issued with actual SDIP STEP

3.       Automation of Passive Restraint Discount

4.       Pre-term Renewal with Renewal Term SDIP

5.       Laser Printing:

                  1992 Coverage Selection Page - Private Passenger 1992 Statement of Facts

                                      1992

6.       Laser Printing: 1992 SAP (Commercial Lines) Coverage Selection Pages

7.       Transaction Listing of Suspended Activity

8. Duplication of coverage information from one vehicle to next - to expedite Data Entry

9.       Expansion in number of Driver field

                                      1993

10. Delivery of Generic Commercial Lines Analyzer product - Fee to be negotiated*

11. Automation of Mass Auto Garage policy - Fee to be negotiated (not to exceed 2% of premium per year)

* Prior to June 1, 1992, Company and ISI will work together to define one or more approaches to a Commercial Lines Analyzer product and ISI will provide Company with an estimate for the processing fee for each approach. Company will notify ISI no later than August 1, 1992 whether or not it will utilize one of the defined systems. If Company decides to utilize one of the options, ISI will commence development of the product such that it will be available for Company's use no later than December 31, 1993.

                                                                             ISI

                                   ADDENDUM A
                                       TO
                        DATA PROCESSING SERVICE AGREEMENT
                                     BETWEEN
                                ISI SYSTEMS, INC.
                                     ("ISI")
                                       AND
                           COMMERCE INSURANCE COMPANY
                                   ("COMPANY")
                         DATED EFFECTIVE JANUARY 1,1992

The parties agree that the Agreement is amended as follows:

STATEMENT OF SERVICES

a. On a monthly basis, United States Fidelity and Guaranty Company, Continental Insurance Company, American Hardware Insurance Company and Safety Insurance Company will provide ISI with magnetic tapes of policies whose agents will be Exclusive Representative Producers and Voluntary Producers.

b. ISI will programmatically convert these policies into Company's file in anticipation of processing each policy as a New Business policy. This process will eliminate Company's requirement of keying each policy into ISI's Systems.

c. Once the policies are on the ISI systems normal conditions, provisions and fees of the Agreement will apply.

d. On a monthly basis, ISI will automatically transfer the designated Aetna polices to Company.

FEES

For the services, Company will be charged as follows:

a. A one-time set up fee of $2,000.00 for United States Fidelity and Guaranty Company policies.

b. A one-time set up fee of $2,000.00 for Continental Insurance Company policies.

c. A one-time set up fee of $2,000.00 for American Hardware Insurance Company policies.

d.       A one-time fee of $.50 per policy for policies converted to the ISI
         System.

e. No charge for USF&G Voluntary Producer policies. No USF&G Exclusive Representatives Producer policies will be converted.

f. A $2.00 per policy fee for Aetna transfers. No charge for policies effective after July 31,1992.

                                                                             ISI

g.       $100.00 per month during the conversion period for each Company Run.

All other terms and conditions of the Agreement remain in full force and effect through the term of the Agreement.

ISI SYSTEMS, INC.                         COMMERCE INSURANCE
                                          COMPANY

-s- Edward J. Mezzanotte                  -s- Gerald Fels
---------------------------------------   --------------------------------------
Signature                                 Signature

Edward J. Mezzanotte                        Gerald Fels
---------------------------------------   --------------------------------------
Name                                      Name

Executive V. P. & General Manager           Executive Vice President & Treasurer
---------------------------------------   --------------------------------------
Title                                     Title

7/24/92                                   6/16/92
---------------------------------------   --------------------------------------
Date                                      Date

                                                               [5/27/92-ee-f#59]

                                                                             ISI

                                   ADDENDUM A

                                       TO

              MASSACHUSETTS INSURANCE PROCESSING SERVICE AGREEMENT

                                     BETWEEN

                                ISI SYSTEMS, INC.

                                       AND

                           COMMERCE INSURANCE COMPANY

The parties agree that the Massachusetts Insurance Processing Service Agreement ("Agreement") by and between ISI Systems, Inc. ("ISI") and Commerce Insurance Company, ("Customer"), dated December 13, 1991, is hereby revised as follows, effective upon ISI's execution of this Addendum.

PARAGRAPH 92:

In line 10, change "the license fee " to read "the license fee (including Vision transaction charges) plus".

Except as revised by this Addendum, the remaining terms and conditions of the Agreement remain in full force and effect.

ISI SYSTEMS, INC.                          COMMERCE INSURANCE COMPANY

-s- M.C. Hagerman                          -s- Gerald Fels
--------------------------------------     -------------------------------------
Signature                                  Signature

MICHAEL C. HAGERMAN                        Gerald Fels
--------------------------------------     -------------------------------------
Name                                       Name

V. P., GENERAL COUNSEL-SECRETARY           Executive Vice President & Treasurer
--------------------------------------     -------------------------------------
Title                                      Title

11/9/92                                    September 30, 1992
--------------------------------------     -------------------------------------
Date                                       Date

                                                              [10/5/92-ee-b-#53]

                                                                             ISI

                                    EXHIBIT 1
                                   VISION(TM)
                                SOFTWARE LICENSE
                                       TO
              MASSACHUSETTS INSURANCE PROCESSING SERVICE AGREEMENT
                                     BETWEEN
                                ISI SYSTEMS, INC.
                                     ("ISI")
                                       AND
                           COMMERCE INSURANCE COMPANY
                                   ("COMPANY")

The following software license terms (this "License") include the terms of and are included in the Data Processing Service Agreement ("Agreement") to which this License is attached. All terms defined elsewhere in the Agreement and not otherwise defined in this License shall have the meaning given to them in the Agreement.

1.0      GRANT OF LICENSE

         In consideration of the payment of the transaction fees by Company and subject to the terms and conditions of the Agreement and this License, ISI grants to Company a nonexclusive right, with right to sublicense to its selected agents only, to use the object code version of the Vision computer programs and all manuals, instructions, documentation, coding sheets or other documents or information relating thereto (collectively, the "Vision Software") at the site(s) of Company Agents and/or at Home Office locations on the CPU(s) indicated for such program in Attachment A to this License. The Vision Software will allow Company to use those functions of ISI's MIPS described in Attachment B to this License.

2.0      LIMITS ON USE

2.1 USE OF THE VISION SOFTWARE - Company shall use the Vision Software only for Company's internal purposes to access ISI's Massachusetts Insurance Processing Systems (MIPS) as provided for in the Agreement. Company shall not use the Vision Software for the benefit of or to provide services to any third party except its subsidiaries and selected agents including, but not limited to, use of the Vision Software to perform data processing services for a third party which is not a subsidiary of Company. For purposes of this License, "subsidiary" shall mean only those corporations or other legal entities in which Company owns at least fifty percent (50%) direct or indirect interest.

2.2 SUBLICENSE TO AGENTS - Subject to this License, Company may sublicense the Vision Software to its selected agents only for use with ISI and Company Systems. In effecting such sublicenses, Company shall cause its selected agents to agree to the provisions of this License in a form similar or substantially similar to the Agent's Sublicense attached to this License. Company will use its best efforts and take all

                                                                             ISI

        reasonable steps to protect the Vision Software from unauthorized reproduction, publication, disclosure, or distribution by its selected agents.

3.0      LICENSE FEES

         Company shall pay ISI the transaction fees specified in Attachment A which will be billed on a monthly basis.

4.0      OWNERSHIP AND CONFIDENTIALITY

4.1 LIMITED RIGHTS - Except as explicitly provided elsewhere in the Agreement (including but not limited to Part B, Section 2.3, Customized Programming) or this License, the Vision Software and all derivatives and modifications thereof (including those made by or for Company) shall at all times remain the property of ISI, and Company shall have no rights to such software. The Vision Software and all derivatives and modifications of the Software shall be deemed to be Confidential Information of ISI to be protected as explained below. All components of the Vision Software shall be clearly presented/marked as Confidential Information of ISI.

4.2 PROTECTION OF CONFIDENTIAL INFORMATION - Company shall treat and maintain in confidence all Confidential Information provided by ISI. Company shall not use, copy, disclose, or permit any of its personnel to use, copy or disclose such Confidential Information except to Company's selected agents to the extent allowed under this License. However, Company may disclose and demonstrate the Confidential Information to the extent necessary to prospective agents. Company shall limit access to Confidential Information to those employees and/or consultants who require such access in order to permit Company to use the Confidential Information to the extent permitted elsewhere in this License in furtherance of Company's business.

4.2.1 COPYING OF SOFTWARE - Company shall have no right to copy any of the Vision Software except for (i) purposes of system backup and (ii) as required to permit use of the Vision Software at Company's sites or its selected agents' sites.

4.2.2 STANDARD OF CARE - Company shall take all reasonable precautions to maintain the confidentiality of all Confidential Information including, but not limited to, employment of precautions for the protection of Confidential Information which are no less stringent than those employed by Company to protect its own proprietary information and trade secrets.

4.3 RETURN OR DESTRUCTION - If at any time Company has in its possession or under its control one or more partial or complete copies of any Confidential Information which Company does not, pursuant to the terms of this License, have the right to use at the location and/or on the computer where such copies are located, then Company shall (without the requirement of any notice or demand from ISI) either deliver to ISI or destroy all such copies, regardless of form. If Company elects to destroy such copies, it agrees to notify ISI promptly in writing that such copies have been destroyed.

4.4 SURVIVAL OF TERMS - The provisions of this Paragraph 4.0 shall survive termination of this License and the Agreement, regardless of the reason for such termination.

                                                                             ISI

5.0      LIMITED WARRANTIES

5.1 MEDIA - ISI hereby warrants to Company that all of the magnetic media delivered to Company by ISI on which any of the Vision Software is recorded (including any diskettes or tapes, but excluding the information recorded thereon) are free from defects in materials and faulty workmanship at the time of shipment by ISI. If any defect exists at the time of shipment which is detected within ninety (90) days of the time of shipment, then the defective item will be replaced by ISI at no charge to Company. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES REGARDING THE MAGNETIC MEDIA, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE EXPRESSLY DISCLAIMED. IN NO EVENT SHALL ISI BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM ANY DEFECTS IN THE MAGNETIC MEDIA.

5.2 VISION SOFTWARE - Subject to the limitations of liability contained in the Agreement and this license, ISI warrants that the Vision Software as delivered to Company and when used by Company without modification for its intended purpose (i) does not and will not infringe, violate or invade any copyright, trade secret, trademark, patent, right of privacy, or any proprietary or personal right of any third party, and
         (ii) so long as such program is supported by ISI, it will operate substantially as specified within the Vision Software product description. EXCEPT FOR THE FOREGOING WARRANTIES OF NONINFRINGEMENT AND OPERATION IN SUBSTANTIAL COMPLIANCE WITH SPECIFICATIONS, THE Vision SOFTWARE IS PROVIDED WITHOUT ANY OTHER EXPRESS OR IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

5.3 CORRECTION OF ERRORS - Company understands and accepts the risk that errors may exist or occur in the Vision Software, and agrees that no such error will be deemed to violate the warranty contained in this Paragraph 5.0, provided ISI diligently investigates and corrects such error after Company reports it to ISI.

6.0      INFRINGEMENT INDEMNITY

6.1 INDEMNIFICATION - Subject to the limitations of liability contained in the Agreement and this License, ISI agrees to indemnify and hold harmless Company from all costs, expenses (including reasonable attorneys' fees), losses, liabilities, damages, and settlements arising out of or in connection with any claim or suit based on allegations which, if true, would constitute a breach of the warranty of noninfringement contained in Paragraph 5.0 above. ISI agrees to notify Company within 30 days of the date that such a claim or suit is filed against them and to provide a summary analysis of the factual/legal basis for such action and the likelihood for favorable settlement. ISI further agrees to provide updates to Company as significant developments occur (or every six months, whichever occurs first) as well as updated assessments of their ability to prevail.

6.2 RIGHT TO CURE OR TERMINATE - If any claim, demand or action brought hereunder against ISI or Company is based on allegations which, if true, would constitute a breach of the warranty of noninfringement contained in Subsection 5.2(i) above with respect to the Vision Software, then ISI, at its option and expense, shall have the right to do any one or more of the following:

                                                                             ISI

6.2.1 Obtain for Company the right to continue using the Vision Software or a modified version thereof.

6.2.2 Replace all or part of the Vision Software with a non-infringing Program; or,

6.2.3    If ISI cannot effect either of the options in Subparagraphs 6.3.1 or
         6.3.2 above, it may terminate the license granted to Company for the Vision Software and refund to Company an amount equal to the total fees paid to ISI by Company in connection with the Vision Software during the preceding twelve (12) months. This refund would be in addition to Company's other rights and remedies at law or equity.

7.0      MAINTENANCE AND UPDATES

7.1 ERROR CORRECTION - So long as it continues to support the Vision Software, ISI agrees to diligently investigate and correct any error in such program reported to ISI by Company and determined by ISI to be an error in the program or in the operating procedures recommended by ISI. These services shall be provided at no additional cost to Company in accordance with the following procedures:

7.1.1    ISI will accept error reports only from Company.

7.1.2 Company must first replicate the agent-reported error on its own hardware. If the error can be replicated and documented by Company, the error will then be reported to ISI through Company's Coordinator for investigation and correction. However, if ISI determines that any error reported by Company is not an error in the program or operating procedures, Company shall pay ISI for its services in investigating and correcting such error at ISI's then-current consulting fees.

7.2 UPDATES AND RELATED PRODUCTS - From time to time at its option, ISI may develop and distribute a new version or revision of the Vision Software ("Update", such as Local Area Network support and 4 page application to 2 page) or a new product which is related and may in fact be a derivative of such program ("Related Product" such as REPS).

7.2.1 In general, a module of software which simply corrects errors or enhances the existing features and functions of a program is an Update, while one which adds new and significant functions and features is a Related Product. Whenever there is any question regarding the classification of a particular piece of software as an Update or a Related Product, ISI shall make a determination which shall be binding upon ISI's customers including Company.

7.2.2 At no additional cost, ISI shall provide to Company all Updates to the Vision Software. All Updates provided to Company hereunder shall be deemed to be Confidential Information and shall be subject to the provisions of this License. Company shall maintain the Vision Software based on the most recent version that ISI releases and ensure that its selected agents maintain the most recent version. Failure of Company to do so will release ISI from any further warranty or performance liability under the Agreement and this License relative to the affected copy of the Vision Software.

                                                                             ISI

7.2.3 ISI shall offer to Company the option to add any Related Product to the Vision Software at mutually-agreeable additional fees to be determined by ISI at the time of the offering. If Company does not choose to add an offered Related Product, ISI represents to Company that the VISION Product used by Company (reflecting the latest Update) will continue to be supported and updated by ISI.

7.3 UNSUPPORTED PROGRAMS - If ISI decides to no longer support the Vision Software, ISI shall have the right to amend the pricing schedule to this License of the Agreement to indicate that such Program is unsupported in accordance with the following procedure:

7.3.1 ISI shall provide written notice to Company that the Vision Software will cease to be supported on a specified date (the "Cutoff Date") which must be at least six (6) months in the future.

7.3.2 Until after the Cutoff Date, ISI shall continue to support such Vision Software and Company shall continue to pay any monthly use fee(s) specified on the Attachment A of the Agreement for such Vision Software.

7.3.3 Effective on the Cutoff Date, Attachment 2 of the Agreement shall be amended to reflect that such Vision Software is unsupported. As a result: (i) ISI shall have no further obligation to correct errors in the Vision Software; (ii) the warranty contained in Subsection 5.2(i) above shall no longer be effective with respect to such Vision Software; (iii) Company shall have no further obligation to pay any monthly use fees in connection with such Vision Software; and, (iv) Company shall have the right to receive a copy of the source code for such Vision Software, excluding any third-party software. At Company's option, ISI agrees to provide a copy of the source code anytime after the date of their announced decision to not support the Vision software.

7.3.4 ISI will use every reasonable effort to obtain for Company a license of any embedded third party software at a license fee or fees comparable to ISI's then current license fee for such software. ISI will immediately begin the efforts to pursue such third party software, after the date of their announcement to not support Vision, if so requested by Company.

8.0      TERMINATION OF VISION SOFTWARE

8.1 TERMINATION OF SELECTED AGENTS: Company may terminate any of its Vision Software licenses at any time. However, Company shall ensure that those provisions in the sublicense comparable to Paragraph 4.3 above are enforced relative to return and/or destruction of Vision materials.

8.2 TERMINATION OF COMPANY'S VISION SOFTWARE: Subject to Section 6.0 of the Agreement, Company may terminate this License in its entirety without payment to ISI after December 31, 1993, upon six (6) months' written notice to ISI.

9.0      MANUALS

9.1 MANUALS PROVIDED - At no additional cost to Company, ISI will provide one user manual for the Vision Software and applicable subsystems licensed by Company and one user manual for each agent location in which Vision has been installed.

                                                                             ISI

9.2 ADDITIONAL MANUALS - Company may purchase additional copies of the manual(s) for the Vision Software at ISI's then-current standard price for such manual(s).

9.3 SHIPPING - Company shall pay all shipping charges for manual copies and other documentation sent to its agents by ISI.

IN WITNESS WHEREOF, the parties hereto have caused this License to be executed in duplicate by their duly authorized representatives as of the day and year written below.


ISI SYSTEMS, INC.                          COMMERCE INSURANCE COMPANY

-s- M.C. Hagerman                          -s- Gerald Fels
--------------------------------------     ------------------------------------
Signature                                  Signature

MICHAEL C. HAGERMAN                        Gerald Fels
--------------------------------------     ------------------------------------
Name                                       Name

V. P., GENERAL COUNSEL-SECRETARY           Executive Vice President & Treasurer
--------------------------------------     ------------------------------------
Title                                      Title

11/9/92                                    September 30, 1992
--------------------------------------     ------------------------------------
Date                                       Date                [10/5/92-ee-g#53]

                                                                             ISI

                                  ATTACHMENT A
                                       TO
                                     VISION
                                SOFTWARE LICENSE

                         VISION SOFTWARE PRICE SCHEDULE

Company Computer Site:
                       _________________________________

                       _________________________________

Company CPU:           _________________________________


NEW BUSINESS/ENDORSEMENT/CANCELLATION * TRANSACTION FEE:                       $    .50 each

   TRAINING FOR AGENTS
   (Groups of 10 People)

   ISI Location                                                                $  1,000
   Company Location                                                            $  1,000 **
   Agent Location                                                              $    400 **
                                                                                (Per agency)

   Hardware Review                                                             $    350 **

Review of Pricing

Company agrees to use its best efforts to install Vision workstation software for agents with an annual total of Commerce written personal automobile premium of at least $40 million by May 1, 1993. Once this volume threshold is satisfied, whether that is before or after May 1, 1993, ISI agrees to review the Vision pricing. Company reserves the right to request the review of Vision pricing anytime after the $40 million threshold is attained. If such threshold has not been met, the above pricing, subject to the provisions of Paragraph 2.1 of the Agreement, shall remain in effect.

* Cancellation transactions will be available to Company upon a mutual agreeable date.

** Plus travel and living expenses when appropriate and subject to the approval of Company's authorized representative.

                                                                             ISI

                                  ATTACHMENT B
                                       TO
                                     VISION
                                SOFTWARE LICENSE

                          VISION STATEMENT OF FUNCTIONS

1.       STANDARD SERVICES

         The Vision Software will allow Company to use the following MIPS services:

         -        New Business/Endorsement/Cancellation * Entry

         -        Editing

         -        Application Generation

         -        Application Print

         -        Rate/Quote and Update

         -        Prefill for Endorsements, Cancellations and Loss Notice Form

         -        RMV-1 Print Only

         -        Checkpoint Form Print Only

         -        Loss Notice Form Print Only

         -        Agency Control File

         The above services also include the following features:

         -        "Train the Trainer" Education

         -        OBS Communication Software

         -        ISI Port/Modem Access

         -        Documentation

         -        Customer Service Hotline

         -        Diskettes Containing Updates

2.       SOFTWARE AND HARDWARE REQUIREMENTS

         SOFTWARE:

         -        PC Software DOS 3.3 or above

         HARDWARE:

         -        As required in ISI's Vision Hardware Review (attached)


* Cancellation transactions will be available to Company upon a mutual agreeable date.

                                                                             ISI
3.       EXTRA CHARGE SERVICES

-        Agent entered UMS Inquiry                          $ .02 per screen *

-        Dedicated Line                                      To be determined

-        Remote Entry Processing System (PC-REPS)            To be determined

*        Company entered UMS Inquiries are available at no charge to Company.

                                                                             ISI

                                   VISION(TM)
                            AGENT SOFTWARE SUBLICENSE
                                     BETWEEN
                          ______________________COMPANY
                                       AND

                          ____________________________

                          ____________________________

                          ____________________________
                                    ("AGENT")

The following software sublicense (this "Sublicense") shall govern Agent's use of the ISI Systems, Inc. ("ISI") Vision Software for access to ISI's Massachusetts Insurance Processing Service Agreement (MIPS) as governed by an agreement between ISI and _____________________________________________Insurance
Co. ("Company").

1.0      GRANT OF LICENSE

         In consideration of their mutual promises and obligations and subject to the terms and conditions of this Sublicense, Company grants to Agent a nonexclusive right, without right to sublicense, to use the object code version of the Vision computer programs and all manuals, instructions, documentation, coding sheets or other documents or information relating thereto (collectively, the "Vision Software") at Agent's site(s) indicated above.

2.0      LIMITS ON USE

         Agent shall use the Vision Software only for its internal purposes to access ISI's MIPS System and Company systems. Agent shall not use the Vision Software for the benefit of or to provide services to any third party.

3.0      OWNERSHIP AND CONFIDENTIALITY

3.1 LIMITED RIGHTS - Except as explicitly provided elsewhere in this Sublicense, the Vision Software and all derivatives and modifications thereof (including those made by or for Agent) shall at all times remain the property of ISI which is a third-party beneficiary to this Sublicense, and Agent shall have no rights to such software. The Vision Software and all derivatives and modifications to Vision Software shall be deemed to be Confidential Information of ISI to be protected as explained below.

3.2 PROTECTION OF CONFIDENTIAL INFORMATION - Agent shall treat and maintain in confidence all Confidential Information provided under this Sublicense. Agent shall not use, copy, disclose, or permit any of its personnel to use, copy or disclose such Confidential Information. Agent shall limit access to Confidential Information to those employees and/or consultants who require such access in order to permit Agent to use the Confidential Information to the extent permitted elsewhere in this Sublicense in furtherance of Agent's business.

3.2.1 COPYING OF SOFTWARE - Agent shall have no right to copy any of the Vision Software except for (i) purposes of system backup and (ii) as required to permit use of the Vision Software at Agent's site.

                                                                             ISI

3.2.2 STANDARD OF CARE - Agent shall take all reasonable precautions to maintain the confidentiality of all Confidential Information including, but not limited to, employment of precautions for the protection of Confidential Information which are no less stringent than those employed by Agent to protect its own proprietary information and trade secrets.

3.3 RETURN OR DESTRUCTION - If at any time Agent has in its possession or under its control one or more partial or complete copies of any Confidential Information which Agent does not, pursuant to the terms of this Sublicense, have the right to use at the location and/or on the computer where such copies are located, then Agent shall (without the requirement of any notice or demand from ISI) either deliver to ISI or destroy all such copies, regardless of form. If Agent elects to destroy such copies, it agrees to notify ISI promptly, in writing, that such copies have been destroyed.

3.4 SURVIVAL OF TERMS - The provisions of this Paragraph 3.0 shall survive termination of this Sublicense, regardless of the reason for such termination.

4.0      MANUALS

4.1 MANUALS PROVIDED - At no additional cost to Agent, Company will provide one user manual for the Vision Software and applicable subsystems licensed by Agent and one user manual for the Vision Agent Control System to the Agent.

4.2 ADDITIONAL MANUALS - Agent may purchase additional copies of the manual(s) for the Vision Software through Company at ISI's then-current standard price for such manual(s) plus shipping charges.

5.0      GENERAL

5.1 ENTIRE AGREEMENT - This entire Sublicense shall constitute the entire agreement between Company and agent relating to the subject matter hereof and shall supersede all prior negotiations, agreements and understandings between the parties relating to the subject matter of this Sublicense.

5.2 GOVERNING LAW - This Sublicense shall be governed by and construed in accordance with the laws of the State of______________________________.

IN WITNESS WHEREOF, the parties hereto have caused this Sublicense to be executed in duplicate by their duly authorized representatives as of the day and year first written above.


___________________________COMPANY                AGENT

____________________________________              _____________________________
Signature                                         Signature
____________________________________              ______________________________
Name                                              Name
____________________________________              ______________________________
Title                                             Title
____________________________________              ______________________________
Date                                              Date

                                                                             ISI


                    VISION HARDWARE REVIEW AND QUESTIONNAIRE

                                 HARDWARE REVIEW

NAME:______________________________________________________

ADDRESS:______________________________________STATE__________ ZIP_______________

PHONE #___________________________AGENT #_______________________________________

CONTACT _____________________________________________________

HARDWARE

______    IBM PC/AT Computer (or any true IBM-Compatible)

______    CGA Monitor or better

______    640K Memory

______    20 Megabytes Recommended Hard Disk Space Available

______    Diskette Size

ONE OF THE FOLLOWING PRINTERS:

______ HP Laser Jet Series II or fully compatible, laser printer uses printer control languages - PCL

______ Epson Dot Matrix or fully compatible, if not an Epson, printer must be in Epson mode.

______    HP ThinkJet (Epson compatible mode only)

MODEMS

______    Hayes Smartcom of any speed 1200-9600 baud, internal or external

______ Concord Data, in Hayes command set mode, ISI will need to inspect the modem

______    Microcom, ISI will need to inspect the modem

______    NEC, ISI will need to inspect the modem

PHONE LINE

______    Dedicated New England Telephone Line, separate telephone number
          (preferred)

______    Hook to current Voice Telephone Line

______    Switchboard has to be Analog, find out how to get outside Telephone
          Line

                                                                             ISI

                                  QUESTIONNAIRE

1.       What Agency Management Vendor are you currently using?

___________   AMS         ______  CISCO        ______  Leader        ______  McCracken

___________   Agena       ______  Delphi       ______  Liberty       ______  Redshaw

___________   Applied     ______  Harte        ______  Matrix        ______  Other  ________

___________   Cair        ______  Insurnet     ______  Mountain States

2.       What are the total number of Terminals by Type?

        PC - XT                   ______        _______________
        PC - AT                   ______        _______________
        PS-2                      ______        _______________

        Non-intelligent
        (No hard drive)           ______        _______________

3.      How many remote locations are connected to your system?__________

4. What will be the total number of VISION terminals in your organization by location?

        ______        ________________________
        ______        ________________________
        ______        ________________________
        ______        ________________________

                                                                             ISI

                                   ADDENDUM C
                                       TO
                       MASSACHUSETTS INSURANCE PROCESSING
                                SERVICE AGREEMENT
                                    ("MIPS")
                                     BETWEEN
                                ISI SYSTEMS, INC.
                                     ("ISI")
                                       AND
                           COMMERCE INSURANCE COMPANY

                         Dated effective January 1,1992

The parties agree that the above referenced Agreement is amended as follows:

A new paragraph 1.1.6 c. of Part B in Attachment 2 of the Agreement is hereby added as follows:

         c.       Policy Assembly Services:

                  (1) ISI will provide the following policy assembly services for Massachusetts Commercial Simplified Automobile Program (SAP) policies for new business, endorsements (available after implementation of Release 93.1) and renewal transaction processing. The following items will be attached to the Policyholder Declaration page and schedule:

                           - All applicable laser printed forms and endorsements for data resident on MAS,

                           - laser printed forms and endorsements with a checklist when additional data is required or when questionable data is identified, and

                           -        up to four Company specific forms with
                                    Company logo.

                           Mail-ready policies will be separated from those requiring additional handling

                  (2)      ISI will also provide Company with:

                           - A monthly conversion list to support Company validation or change of data,

                           - a supply of laser printed forms for manual policies.

                  (2A) Section 6.0 (Termination) of the Agreement does not apply to the Policy Assembly Service. Commerce reserves the right to discontinue use of the service with 90 day prior notice.

                                                                             ISI

                  (3)      The fee for this service shall be as follows:

                           One time implementation fee              $ 5,000.00
                           Up to $500,000 of Written Premium               .15%
                           $500,001 to $1,000,000                          .10%
                           Over $1,000,000                                 .05%
                           Laser printed forms which are in fact
                             attached to the Policyholder
                             Declaration page and schedule.         $     .025


Except as revised by this Addendum C, all other terms and conditions of the Agreement shall remain in full force and effect.


ISI SYSTEMS, INC.                          COMMERCE INSURANCE COMPANY

-s- M.C. Hagerman                          -s- Gerald Fels
------------------------------------       -------------------------------------
Signature                                  Signature

MICHAEL C. HAGERMAN                        Gerald Fels
------------------------------------       -------------------------------------
Name                                       Name

     VICE PRESIDENT,
GENERAL COUNSEL & SECRETARY                Executive Vice President & Treasurer
------------------------------------       -------------------------------------
Title                                      Title

9/9/93                                     August 31, 1993
------------------------------------       -------------------------------------
Date                                       Date              [7/2793-kb-b-#hd]

                                                                             ISI

                                   ADDENDUM D
                                       TO
                       MASSACHUSETTS INSURANCE PROCESSING
                                SERVICE AGREEMENT
                                    ("MIPS")
                                     BETWEEN
                                ISI SYSTEMS, INC.
                                     ("ISI")
                                       AND
                           COMMERCE INSURANCE COMPANY
                         Dated effective January 1, 1992

The parties agree that the above referenced Agreement is amended as follows:

1.       PARAGRAPH 1.2, TERM

         Line 3 of paragraph 1.2 is deleted in its entirety and replaced with the following:

                      January 1, 1992 to December 31, 2000

2.       PARAGRAPH 2.1, FEES

         Paragraph 2.1 is deleted in its entirety and replaced with the following:

         2.1 FEES: Company agrees to pay ISI an annual license fee for each year this Agreement is in effect. This fee shall be billed out each year in twelve (12) equal monthly installments by the 10th of each month for the previous month's work. An additional policy processing fee per policy will be billed each month. The fee and charges that are payable by the Company for years 1992 through 1994 for the provision of MIPS under this Agreement are explained in Attachment 1 and set out in Attachment 2. For processing years 1995 through 1997, Company agrees to pay an annual increase in processing charges and fees, except for the Fleet and Commercial policies, for the stated years based on the Federal Consumer Price Index (CPI) published as of December 31st of the previous year. For processing years 1998, 1999, and 2000, Company agrees to pay an annual increase in all processing charges and fees, except for the Fleet and Commercial policies, for the stated years based on the Federal Consumer Price Index (CPI) published as of December 31st of the previous year not to exceed four percent (4%) annually.

3.       PARAGRAPH 6.2, TERMINATION BY COMPANY

         Paragraph 6.2 is deleted in its entirety and replaced with the following:

         6.2.1 Company may not terminate this Agreement prior to December 31, 1998, except under Paragraph 6.1 above. In the event that Company terminates the Agreement after December 31, 1998, the Roll-Off period shall immediately commence upon the effective

                                                                             ISI

         date of termination. For purposes of this Agreement, Roll-Off shall mean a minimum of a twelve (12) month period of time in which ISI continues to provide services to the Company.

         6.2.2 Notwithstanding the above, Company may begin Roll-Off activities as defined herein, at any time after June 30, 1998, for personal and/or commercial processing services.

4.       PARAGRAPH 6.4, ROLL-OFF SERVICES

         Paragraph 6.4 is deleted in its entirety and replaced with the following:

         ROLL-OFF SERVICES: Company must notify ISI in writing at least twelve
         (12) months prior to the Roll-Off term. In the first month the Roll-Off will physically commence, and the subsequent months that Company remains on the System, the annual license fee will be waived and a monthly minimum equal to one twelfth the annual license fee plus CPI will be charged in addition to the normal monthly processing charges Company incurs. If Roll-Off commences with policy effective dates between July 1, 1998 and December 31, 1998, in accordance with Section 6.2.2, there shall be a rate adjustment to the fees/charges of fifteen percent (15%) less Consumer Price Index (CPI) retroactive to January 1, 1998 and through the expiration of the Roll-Off period. Once Roll-Off begins, expired policies associated with the Roll-Off will be retained thirty (30) days beyond the policy expiration date. Said policies retained for more than thirty (30) days beyond the expiration date will be charged at a rate of $0.12 per record per month. ISI activities associated with Roll-Off will be charged at the current time and materials rate.

5.       PARAGRAPH 6.5, FLEET AND COMMERCIAL AUTOMOBILE CONTINUATION

         Paragraph 6.5, Line 1, "prior to December 31, 1997" is deleted. At end of paragraph, add: "However, there shall be a Commercial monthly processing fee of no less than fifteen thousand dollars ($15,000)."

Except as revised by this Addendum D, all other terms and conditions of the Agreement shall remain in full force and effect.

                                                                             ISI

ISI SYSTEMS, INC.                       COMMERCE INSURANCE
                                        COMPANY

-s- June M. Morris, Esq.                -s- Gerald Fels
------------------------------          ----------------------------------
Signature                               Signature

June M. Morris, Esq.                        Gerald Fels
-----------------------------           ----------------------------------
Name                                    Name

Vice President & General Counsel              EVP
---------------------------------       ----------------------------------
Title                                   Title

      12/23/96                                12/23/1996
--------------------------------        ----------------------------------
Date                                    Date

                                                                             ISI

                                   ADDENDUM E
                                       TO
              MASSACHUSETTS INSURANCE PROCESSING SERVICE AGREEMENT
                                     BETWEEN
                                ISI SYSTEMS, INC.
                                     ("ISI")
                                       AND
                           COMMERCE INSURANCE COMPANY
                                   ("COMPANY")
                              DATED JANUARY 1, 1992

The parties agree that this Addendum E ("Addendum") modifies the Massachusetts Insurance Processing Service Agreement ("Agreement") dated effective January 1, 1992 between the aforementioned parties and forms an integral part of the Agreement. All terms defined elsewhere in the Agreement and not otherwise defined in this Addendum E shall have the meanings given to them in the Agreement.

RECITAL OF FACTS:

1. The Company desires to add commercial policy processing to their existing private passenger policy processing through ISI's Uninsured Motorists System ("UMS") effective October 1, 1997.

         Now, therefore, in consideration of their mutual promises and obligations, the Agreement is amended as follows:

         PART B, SECTION 1.2.3 UNINSURED MOTORIST SYSTEM (UMS)

               Part B, Section 1.2.3, Uninsured Motorist System (UMS), is hereby amended by adding the following Sub-sections:

                    C. COMMERCIAL POLICY SERVICES

                      (1)ISI will provide the following services for commercial policies:

                        a. UMS-required transactions will be submitted via a
                           daily batch tape to the Registry of Motor Vehicles ("RMV").

                      (2)RMV ACCESS SERVICE - ISI provides Company passwords and sign-on capability enabling Company to access the RMV's Screens via ISI's network, process on-line inquiries, and process real-time updates to the RMV database.

                      (3)UMS-1 - This system enables Company to report transactions directly to the RMV without updating Company's database on ISI's System. Company is also able to process error inquiries and corrections using UMS-1.

                                                                             ISI

                    D. FEES FOR COMMERCIAL POLICIES

                    IMPLEMENTATION FEE:

                    One-time implementation fee of $12,000, due as follows:

                    Ten thousand dollars ($10,000.00) upon execution of this Addendum by Company; Two thousand dollars ($2,000.00) due September 30, 1997;

                    BASE FEE:

                    One thousand dollars ($1,000.00) per month commencing October 1, 1997.

                    Policy Processing Fee (percent of premium):

                    Annual fee, payable monthly.
                    Up to $10,000,000 in Premium Volume      .30% of premium
                    $10,000,001 to $25,000,000               .10% of premium
                    $25,000,001 to $35,000,000               .05% of premium
                    $35,000,001 and over                     .03% of premium

2.       EFFECTIVE DATE

         The effective date of this Addendum is October 1, 1997. The actual date for implementation of service will be mutually agreed upon by Company and ISI.

Except as amended by this Addendum E to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect.

ISI SYSTEMS INC.                      COMMERCE INSURANCE COMPANY

-s- June M. Morris                    -s- Gerald Fels
---------------------------------     ----------------------------------
Signature                             Signature

June M. Morris, Esq.                  Gerald Fels
---------------------------------     ----------------------------------
Name                                  Name
Vice President & General Counsel           Executive Vice President & CFO
---------------------------------     ----------------------------------
Title                                 Title

     9/30/97                               October 1, 1997
---------------------------------     ----------------------------------
Date                                  Date

[LOGO]

                                   ADDENDUM F
                                       TO
                       MASSACHUSETTS INSURANCE PROCESSING
                                SERVICE AGREEMENT
                                    ("MIPS")
                                     BETWEEN
             CGI INFORMATION SYSTEMS & MANAGEMENT CONSULTANTS, INC.
                                     ("CGI")
                          (FORMERLY ISI SYSTEMS, INC.)
                                       AND
                           COMMERCE INSURANCE COMPANY
                         DATED EFFECTIVE JANUARY 1, 1992

The parties agree that the above referenced Agreement is amended as follows:

1.       PARAGRAPH 1.2, TERM

         Line 3 of paragraph 1.2 is deleted in its entirety and replaced with the following:

         January 1, 1992 to December 31, 2003

2.       PARAGRAPH 2.1, Fees

         Paragraph 2.1 is deleted in its entirely and replaced with the following:

         2.1 FEES: Company agrees to pay CGI an annual license fee for each year this Agreement is in effect. This fee shall be billed out each year in twelve (12) equal monthly installments by the 10th of each month for the previous month's work. An additional policy processing fee per policy will be billed each month. The fee and charges that are payable by the Company for years 1992 through 1994 for the provision of MIPS under this Agreement are explained in Attachment 1 and set out in Attachment 2. For processing years 1995 through 1997, Company agrees to pay an annual increase in processing charges and fees, except for the Fleet and Commercial policies, for the stated years based on the Federal Consumer Price Index (CPI) published as of December 31st of the previous year. For processing years 1998 through 2003, Company agrees to pay an annual increase in all processing charges and fees, except for the Fleet and Commercial policies, for the stated years based on the Federal Consumer Price Index (CPI) published in the Wall Street Journal as of December 31st of the previous year not to exceed four percent (4%).

[LOGO]

         Commencing January 1, 1999, Company agrees to pay CGI an Annual Minimum of seventy-five percent (75%) of the prior year's fees, except in the Roll-Off term as defined in Paragraph 6.4. If Company's policy count is reduced by more than twenty-five percent (25%) in any one year, a new Annual Minimum will be mutually agreed to.

3.       PARAGRAPH 6.2, TERMINATION BY COMPANY

         Paragraph 6.2 is deleted in its entirety and replaced with the following:

         6.2.1 Company may not terminate this Agreement prior to December 31, 2001, except under Paragraph 6.1 above. In the event that Company terminates the Agreement after December 31, 2001, the Roll-Off period shall immediately commence upon the effective date of termination. For purposes of this Agreement, Roll-Off shall mean a minimum of a twelve
         (12) month period of time in which CGI continues to provide services to the Company.

         6.2.2 Notwithstanding the above, Company may begin Roll-Off activities as defined herein, at any time after June 30, 2001, for personal and/or commercial processing services.

4.       PARAGRAPH 6.4, ROLL-OFF SERVICES

         Paragraph 6.4 is deleted in its entirety and replaced with the following:

         ROLL-OFF SERVICES: Company must notify CGI in writing at least twelve
         (12) months prior to the Roll-Off term. In the first month the Roll-Off will physically commence, and the subsequent months that Company remains on the System, the annual license fee will be waived and a monthly minimum equal to one twelfth the annual license fee plus CPI will be charged in addition to the normal monthly processing charges Company incurs. If Roll-Off commences with policy effective dates between July 1, 2001 and December 31, 2001, in accordance with Section 6.2.2, there shall be a rate adjustment to the fees/charges of fifteen percent (15%) less Consumer Price Index (CPI) retroactive to January 1, 2001 and through the expiration of the Roll-Off period. Once Roll-Off begins, expired policies associated with the Roll-Off will be retained thirty (30) days beyond the policy expiration date. Said policies retained for more than thirty (30) days beyond the expiration date will be charged at a rate of $0.12 per record per month. CGI activities associated with Roll-Off will be charged at the current time and materials rate.

[LOGO]

5.       PARAGRAPH 6.5, FLEET AND COMMERCIAL AUTOMOBILE CONTINUATION

         Paragraph 6.5, Line 1, "prior to December 31, 1997" is deleted. At end of paragraph, add: "However, there shall be a Commercial monthly processing fee of no less than fifteen thousand dollars ($15,000)."

6.       ATTACHMENT 2 (CHARGES AND FEES)

         A. Training [ Part B. 2.21 ]

                  The training rates performed under this Agreement are as follows:

                  From the execution date of this Agreement through December 31,2000, services performed shall be based on the then current contracted rates.

                  For the period from January 1, 2001 through December 31, 2003, services performed shall be based on the then current CGI training rates for such period.

         B. Time and Materials Rate for Services [ Part B, 2.3]

                  The time and materials rates performed under this Agreement are as follow:

                  From the execution date of this Agreement through December 31,2000, services performed shall be based on the then current contracted rates.

                  For the period from January 1, 2001 through December 31, 2003, services performed shall be based on the then current CGI time and material rates for such period.

[LOGO]

Except as revised by this Addendum F, all other terms and conditions of the Agreement shall remain in full force and effect.

CGI INFORMATION SYSTEMS &                       COMMERCE INSURANCE
MANAGEMENT CONSULTANTS, INC.                    COMPANY

-s- June M. Morris                              -s- Gerald Fels
------------------------------------            ------------------------------
Signature                                       Signature

June M. Morris, Esq.                                Gerald Fels
------------------------------------            ------------------------------
Name                                            Name
     Vice President & General Counsel                Executive Vice President
------------------------------------            ------------------------------
Title                                           Title

            1/24/99                                  January 22, 1999
------------------------------------            ------------------------------
Date                                            Date